The Advisors’ Inner Circle Fund (the “Trust”)

THB Asset Management MicroCap Fund (the “Fund”)

Supplement dated March 12, 2021

to the Fund’s Prospectus (the “Prospectus”) and

Statement of Additional Information (the “SAI”),

each dated March 1, 2021

This supplement provides new and additional information beyond that contained in the Prospectus and SAI, and should be read in conjunction with the Prospectus and SAI.

A.	Proposed Reorganization of the Fund

As publicly announced on November 4, 2020, Thomson Horstmann & Bryant, Inc. (“THB”), the Fund’s investment adviser, entered into an agreement with Victory Capital Management Inc. (“Victory Capital”), pursuant to which Victory Capital agreed to acquire certain assets, intellectual property, books and records, and liabilities of THB (the “Transaction”). In anticipation of the Transaction, the Board of Trustees of the Trust (the “Board”) approved an Agreement and Plan of Reorganization providing for the reorganization of the Fund into a newly-created series of Victory Portfolios (the “Acquiring Fund”), which will be managed by Victory Capital (the “Reorganization”).

The Acquiring Fund and the Fund are expected to have the same investment objective and portfolio management team and substantially similar principal investment strategies, investment processes, and principal risks. The Acquiring Fund and the Fund are also expected to have substantially similar fundamental investment policies and limitations. The Reorganization is intended to be tax-free, meaning that the Fund’s shareholders will become shareholders of the Acquiring Fund without realizing any gain or loss for federal tax purposes.

The Reorganization is subject to shareholder approval, though no shareholder action is necessary at this time. Shareholders of record of the Fund on March 12, 2021 will receive a proxy statement/prospectus that contains important information about the Reorganization and the Acquiring Fund in which they would own shares upon closing of the Reorganization, including information about investment strategies and risks, fees and expenses. Prior to the Reorganization, Fund shareholders may continue to purchase, redeem and exchange their shares subject to the limitations described in the Prospectus. If shareholders approve the Reorganization and other closing conditions are met, the Reorganization is anticipated to close on or about April 30, 2021.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Fund or the Acquiring Fund, nor is it a solicitation of any proxy. When it is available, please read the proxy statement/prospectus carefully before making any decision to invest or when considering the Reorganization. The proxy statement/prospectus will be available for free on the SEC’s website (www.sec.gov).

B.	Change in Control of THB

The Transaction closed on March 1, 2021. Prior to the Transaction, THB served as the Fund’s investment adviser pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and THB (the “THB Agreement”). The Transaction resulted in the assignment and automatic termination of the THB Agreement under the Investment Company Act of 1940, as amended. Accordingly, the Board of Trustees of the Trust (the “Board”), at a meeting held on February 23, 2021 (the “Board Meeting”), unanimously approved an interim investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital (the “Victory Interim Agreement”), which became effective as of the close of the Transaction, under which Victory Capital now serves as investment adviser to the Fund. The Victory Interim Agreement will remain in effect for up to 150 days between the close of the Transaction and shareholder approval of the Reorganization.

Accordingly, the Fund’s Prospectus and SAI are hereby amended and supplemented as follows:

1.	In the “Investment Adviser” section of the Prospectus, the first paragraph is hereby deleted and replaced with the following:

Victory Capital Management Inc., a New York corporation, serves as the investment adviser to the Fund. The Adviser is an indirect wholly-owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation. As of December 31, 2020, the Adviser managed and advised assets totaling in excess of $147.2 billion for individual and institutional clients. The Adviser’s principal address is 15935 La Cantera Parkway, San Antonio, TX 78256.

2.	In the “Investment Adviser” section of the Prospectus, the fourth paragraph is hereby deleted and replaced with the following:

Prior to March 1, 2021, Thomson Horstmann & Bryant, Inc. (“THB”) served as investment adviser to the Fund. For the fiscal year ended October 31, 2020, the Fund paid advisory fees of 0.52% of its average daily net assets, after fee waivers, to THB.

3.	In the “Portfolio Managers” section of the Prospectus, the second and third paragraphs are hereby deleted and replaced with the following:

Christopher N. Cuesta, Portfolio Manager and Principal, joined the Adviser when the Adviser acquired the assets of THB in March 2021. Mr. Cuesta joined THB in 2002 and served as a Portfolio Manager of THB’s micro cap products beginning in 2004, and on THB’s small cap products beginning 2005. Prior to joining THB, Mr. Cuesta worked for Salomon Smith Barney from 1999 to 2002, and Van Eck Associates from 1995 to 1999. Mr. Cuesta received a BS from Fordham University in 1995 and is a Chartered Financial Analyst.

Manish Maheshwari, Portfolio Manager, joined the Adviser when the Adviser acquired the assets of THB in March 2021. Mr. Maheshwari joined THB in 2011 and was a Portfolio Manager of THB’s micro cap products. Prior to joining THB, Mr. Maheshwari worked for Barclays Capital, MBIA/Cutwater, UBS, Deutsche Bank, Morgan Stanley and Dresdner Bank. Mr. Maheshwari received an MS in Financial Mathematics from the University of Chicago and a B.Tech in Chemical Engineering from the Indian Institute of Technology BHU (Varanasi).

4.	The “Related Performance Data of the Adviser” section of the Prospectus is hereby deleted.

5.	The disclosure relating to Thomson Horstmann & Bryant, Inc. under the “Investment Adviser” heading on the back cover of the Prospectus is hereby deleted and replaced with the following:

Victory Capital Management Inc.

15935 La Cantera Parkway

San Antonio, TX 78256

6.	In the section of the SAI entitled “The Adviser”:

a)	The first three paragraphs are hereby deleted and replaced with the following:

General. Victory Capital Management Inc., a New York corporation with its principal address located at 15935 La Cantera Parkway, San Antonio, TX 78256, is registered with the SEC under the Investment Advisers Act of 1940, as amended. The Adviser is an indirect wholly-owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation. As of December 31, 2020, the Adviser managed and advised assets totaling in excess of $147.2 billion for individual and institutional clients.

Advisory Agreement with the Trust. Effective March 1, 2021, the Adviser acquired the assets of Thomson Horstmann & Bryant, Inc., the Fund’s previous investment adviser, and was appointed to serve as the investment adviser to the Fund pursuant to an interim investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “Advisory Agreement”). The Advisory Agreement will continue in force for a period of up to 150 days, during which period shareholders are expected to be solicited to approve an Agreement and Plan of Reorganization providing for the reorganization of the Fund into a newly-created series of Victory Portfolios, which will be managed by the Adviser (the “Reorganization”).

The Advisory Agreement is substantially similar to the previous investment advisory agreement between THB and the Trust on behalf of the Fund, except with respect to the term of the agreement, termination provisions and that the fees payable to the Adviser under the Advisory Agreement are paid into an interest bearing escrow account, which will be released if shareholders approve the Reorganization.

7.	The disclosure in “Appendix B – Proxy Voting Policies and Procedures” in the SAI is hereby deleted and replaced with the following:

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

Victory Capital Management Inc. (“Adviser”)

To assist the Adviser in making proxy-voting decisions, the Adviser has adopted a Proxy Voting Policy (“Policy”) that establishes voting guidelines (“Proxy Voting Guidelines”) with respect to certain recurring issues. The Policy is reviewed on an annual basis by the Adviser’s Proxy Committee (“Proxy Committee”) and revised when the Committee determines that a change is appropriate. The Board annually reviews the Trust’s Proxy Voting Policy and the Adviser’s Policy and determines whether amendments are necessary or advisable.

Voting under the Adviser’s Policy may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee. The Adviser delegates to Institutional Shareholder Services (“ISS”), an independent service provider, the non-discretionary administration of proxy voting for the Trust, subject to oversight by the Adviser’s Proxy Committee. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by the Adviser.

The Adviser votes proxies in the best interests of the Fund and its shareholders. This entails voting client proxies with the objective of increasing the long-term economic value of Fund assets. The Adviser’s Proxy Committee determines how proxies are voted by following established guidelines, which are intended to assist in voting proxies and are not considered to be rigid rules. The Proxy Committee is directed to apply the guidelines as appropriate. On occasion, however, a contrary vote may be warranted when such action is in the best interests of the Fund or if required by the Board or the Fund’s Proxy Voting Policy. In such cases, the Adviser may consider, among other things:

•	the effect of the proposal on the underlying value of the securities
•	the effect on marketability of the securities
•	the effect of the proposal on future prospects of the issuer
•	the composition and effectiveness of the issuer’s board of directors
•	the issuer’s corporate governance practices
•	the quality of communications from the issuer to its shareholders

The Adviser may also take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. The investment team’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in the Fund’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.

The following examples illustrate the Adviser’s policy with respect to some common proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Adviser supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.

Directors

•	The Adviser generally supports the election of directors in uncontested elections, except when there are issues of accountability, responsiveness, composition, and/or independence.

•	The Adviser generally supports proposals for an independent chair taking into account factors such as the current board leadership structure, the company’s governance practices, and company performance.

•	The Adviser generally supports proxy access proposals that are in line with the market standards regarding the ownership threshold, ownership duration, aggregation provisions, cap on nominees, and do not contain any other unreasonably restrictive guidelines.

•	The Adviser reviews contested elections on a case-by-case basis taking into account such factors as the company performance, particularly the long-term performance relative to the industry; the management track record; the nominee qualifications and compensatory arrangements; the strategic plan of the dissident and its critique of the current management; the likelihood that the proposed goals and objectives can be achieved; the ownership stakes of the relevant parties; and any other context that is particular to the company and the nature of the election.

Capitalization & Restructuring

•	The Adviser generally supports capitalization proposals that facilitate a corporate transaction that is also being supported and for general corporate purposes so long as the increase is not excessive and there are no issues of superior voting rights, company performance, previous abuses of capital, or insufficient justification for the need for additional capital.

Mergers and Acquisitions

•	The Adviser reviews mergers and acquisitions on a case-by-case basis to balance the merits and drawbacks of the transaction and factors such as valuation, strategic rationale, negotiations and process, conflicts of interest, and the governance profile of the company post-transaction.

Compensation

•	The Adviser reviews all compensation proposals for pay-for-performance alignment, with emphasis on long-term shareholder value; arrangements that risk pay for failure; independence in the setting of compensation; inappropriate pay to non-executive directors, and the quality and rationale of the compensation disclosure.

•	The Adviser will generally vote FOR advisory votes on executive compensation (“say on pay”) unless there is a pay-for-performance misalignment; problematic pay practice or non-performance based element; incentive for excessive risk-taking, options backdating; or a lack of compensation committee communication and/or responsiveness to shareholder concerns.

•	The Adviser will vote case-by-case on equity based compensation plans taking into account factors such as the plan cost; the plan features; and the grant practices as well as any overriding factors that may have a significant negative impact on shareholder interests.

Social and Environmental Issues

•	The Adviser will vote case-by-case on topics such as consumer and product safety; environment and energy; labor standards and human rights; workplace and board diversity; and corporate and political issues, taking into account factors such as the implementation of the proposal is likely to enhance or protect shareholder value; whether the company has already responded in an appropriate and sufficient manner to the issue raised; whether the request is unduly burdensome; and whether the issue is more appropriately or effectively handled through legislation or other regulations.

The Adviser may also take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. The investment team’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in the Fund’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.

Occasionally, conflicts of interest arise between the Adviser’s interests and those of the Fund or another client. When this occurs, the Proxy Committee must document the nature of the conflict and vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue. In the event that the Proxy Voting Guidelines are inapplicable or do not mitigate the conflict, the Adviser will seek the opinion of the Adviser’s Chief Compliance Officer or consult with an external independent adviser. In the case of a Proxy Committee member having a personal conflict of interest (e.g. a family member is on the board of the issuer), such member will abstain from voting. Finally, the Adviser reports to the Board annually any proxy votes that took place involving a conflict, including the nature of the conflict and the basis or rationale for the voting decision made.

8.	All other references to “Thomson Horstmann & Bryant, Inc.” in the Prospectus and SAI are hereby deleted and replaced with “Victory Capital Management Inc.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

THB-SK-006-0300